HYCROFT | NASDAQ | HYMC

Unlocking North America’s Largest Precious Metals Deposits

2H-2026



hycroftmining.com

Disclaimer

Financial Projections
This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections and has not expressed any opinion or provided any assurance thereon. Hycroft undertakes no obligation to update or revise the projections. The assumptions and estimates underlying the prospective financial information are inherently uncertain and subject to significant business, economic, and competitive risks that could cause actual results to differ materially from those projected. There can be no assurance that the forecasts will be achieved.

Cautionary Note Regarding Forward-Looking Statements
This corporate presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address future activities, events or developments are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, the advancement and development of the Hycroft Mine, metallurgical analysis and test work, and business growth.

Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially, including operational changes and cessation risks at the Hycroft Mine, uncertainties in mineral resource estimates, the lack of a completed feasibility study, metallurgical and process development risks, the ability to re-establish commercially feasible mining and processing operations, gold and silver price volatility, exploration and development risks, and reliance on contractors and suppliers.

Any exploration target described herein does not represent, and should not be construed as, an estimate of mineral resources or reserves. There has been insufficient exploration to estimate a mineral resource, and it is uncertain if further exploration will result in such an estimate.

These risks and others are described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2025, and other SEC filings. You are cautioned not to place undue reliance on forward-looking statements. They speak only as of the date hereof, and we undertake no obligation to update them except as required by law.

Cautionary Statements Regarding the S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis and Mineral Resources
The Initial Assessment referenced in this presentation, which was filed with the U.S. Securities and Exchange Commission on June 2, 2026, is a preliminary technical and economic study that indicates the economic potential of the mineralization to support the disclosure of mineral resources at the Hycroft Mine. However, the Initial Assessment does not constitute a feasibility study or pre-feasibility study, does not demonstrate economic viability, and does not support a development decision. Additional project planning and design are required.

As used herein, the terms "initial assessment," "PEA", "mineral reserve," "mineral resource," "measured mineral resource," "indicated mineral resource," and "inferred mineral resource" are defined in accordance with Subpart 1300 of Regulation S-K ("S-K 1300"). The Initial Assessment does not include the conversion of mineral resources to mineral reserves. Under S-K 1300, mineral resources may not be classified as mineral reserves unless a qualified person determines they can be the basis of an economically viable project.

Investors are specifically cautioned not to assume that any part or all of the mineral deposits (including any mineral resources) will ever be converted into mineral reserves. In addition, estimates of inferred mineral resources have a high degree of uncertainty as to their existence and may not be converted to a mineral reserve. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists, that it can be the basis of an economically viable project, or that it will ever be upgraded to a higher category. Likewise, investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted to mineral reserves.

No Offer or Sale of Securities
This presentation is for general informational purposes only and does not constitute a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. It should not be relied upon as investment advice.

No Representations or Warranties
No representation or warranty, express or implied, is made by Hycroft or any of its affiliates, directors, officers, employees, or advisers as to the accuracy, completeness, or reasonableness of the information in this presentation. All liability for any errors, omissions, or misstatements is expressly disclaimed. This presentation is not intended as investment, tax, or legal advice. Certain information is derived from third-party sources believed to be reliable, but no warranty is made as to its accuracy.

Industry and Market Data
Industry and market data are from third-party sources and have not been independently verified by the Company. All dollar amounts are expressed in US dollars unless otherwise stated.

Nevada

World's #1 Mining Jurisdiction

- Nevada leads the nation with the largest mining program in lower 48 states
  - > 40 Operating gold mines
  - > 100 Active mining operations (various minerals)
  - > 280 Active exploration permits
- Nevada is a significant producer of gold and silver
- Strong ethic towards effective and successful reclamation projects
- Favorable mining jurisdiction
- Excellent infrastructure
- Accessible labor / contractors
- Mining is second largest industry after gaming



HYCROFT
Thacker Pass
Turquoise Ridge Complex
Sleeper
Midas
Winnemucca
Carlin Complex
Elko
Lone Tree
Marigold
Phoenix
Fire Creek
Florida Canyon
Rochester
Cortez Complex
Gold Bar
Bald Mountain
Ruby Hill
Tesla Gigafactory
Reno
Comstock
Carson City
NEVADA
Round Mountain
TLC Project
Tonopah
Rhyolite Ridge
Silver Peak
Clayton Valley
Bonnie Claire Project
Las Vegas
Gold / Silver Projects
Lithium Projects
Lithium Battery Factories
N
S
E
W

Hycroft

A World-Class Asset

- Among the world's largest precious metals deposits
- Heap leach operations (1980s to 2021)
- Extensive infrastructure on-site
- Permitted for heap leach and milling operations
- New high-grade discoveries + new priority targets identified
- Large untapped district-scale land package
  - +64,000 acres
  - current resource comprises < 15% of land position and system remains open



1. Some permit modifications may be required based on final operating plans

HYCROFT

Key Investment Highlights



Visible silver in core from Vortex

1. Substantial Gold and Silver Resource in Tier 1 Jurisdiction - Nevada, USA
2. Two High-Grade Silver Discoveries: Brimstone, Vortex
3. System Remains Open in All Directions and at Depth
4. ~ US$221M Cash and No Debt (at June 30, 2026)
5. Indices: SILV, Solactive, Global Silver & GDXJ and Russell 3000

HYCROFT

What We Envisioned – We Achieved

FROM VISION TO SUCCESS – Delivering on our promise

Nov 2023
Drilled best hole ever in 40+ years

2024
Two high-grade silver systems Brimstone & Vortex expand

Jan. 2025
Drilled second best hole ever – Brimstone, Vortex expand

$60 Private Placement

Oct 2025
$174 million raise – all institutional

Paid off all debt & new 95% institutional shareholder registry

1H 2026
M+I resource increases by 55%

Market cap increase to over $4.5B

PEA: $10B NPV_5 (@ spot prices)

And we are just getting started…..



HYCROFT

Contained Gold Ounces


Contained Gold Ozs M&I
(Millions)
16.41
10.58
55% Increase
2023 Resource
2026 Resource


Contained Gold Ozs Inferred
(Millions)
5.03
3.35
50% Increase
2023 Resource
2026 Resource

- 2023 Resource is based on $1900/troy oz gold and $24.50/troy oz silver
- 2026 Resource is based on $3100/troy oz gold and $36/troy oz silver
- See notes on 2026 Mineral Resource Slide

HYCROFT

Contained Silver Ounces


Contained Silver Ozs M&I
(Millions)
562.57
360.66
56% Increase
2023 Resource
2026 Resource


Contained Silver Ozs Inferred
(Millions)
132.84
96.11
38% Increase
2023 Resource
2026 Resource

- 2023 Resource is based on $1900/troy oz gold and $24.50/troy oz silver
- 2026 Resource is based on $3100/troy oz gold and $36/troy oz silver
- See notes on 2026 Mineral Resource Slide

HYCROFT

Equivalent Gold Ounces



Contained Equivalent Gold Ozs M&I (Millions)
22.94
15.23
51% Increase
2023 Resource
2026 Resource



Contained Equivalent Gold Ozs Inferred (Millions)
6.57
4.59
43% Increase
2023 Resource
2026 Resource

Assumptions for Calculating AuEq Resources (Metric):

- **Commodity Prices:** **2026:** Gold = $3,100/troy oz; Silver = $36/troy oz / **2023:** Gold = $1,900/troy oz; Silver = $24.50/troy oz
- **Calculation Formulas (g/t):**
  - Au Equivalent (AuEq): **2026:** Au + (Ag × 0.0116) / **2023:** Au + (Ag × 0.0129)
  - Ag Equivalent (AgEq): **2026:** Ag + (Au × 86.11) / **2023:** Ag + (Au × 77.55)
- **Contained Metal Basis:** No metallurgical recoveries, smelter payabilities, treatment charges, or refining costs have been applied
- **Primary Disclosure:** Individual metal grades (Au and Ag) are the primary measure of the mineral resource. AuEq and AgEq are for **comparative purposes only** and **do not represent mineral reserves or economic viability**
  - **Cut-offs: 2026:** Heap leach — 0.027 - 0.055 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.206 AuEq g/t
  - / **2023:** Heap leach — 0.07 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.34 AuEq g/t

•**Rounding:** Totals may not sum exactly due to rounding

HYCROFT

Equivalent Silver Ounces


Contained Equivalent Silver Ozs M&I
(Billions)
2.0
1.2
67% Increase
2023 Resource
2026 Resource


Contained Equivalent Silver Ozs Inferred
(Billions)
0.6
0.4
50% Increase
2023 Resource
2026 Resource

Assumptions for Calculating AgEq Resources (Metric):

- **Commodity Prices:** **2026:** Gold = $3,100/troy oz; Silver = $36/troy oz / **2023:** Gold = $1,900/troy oz; Silver = $24.50/troy oz
- **Calculation Formulas (g/t):**
  - Au Equivalent (AuEq): **2026:** Au + (Ag × 0.0116) / **2023:** Au + (Ag × 0.0129)
  - Ag Equivalent (AgEq): **2026:** Ag + (Au × 86.11) / **2023:** Ag + (Au × 77.55)
- **Contained Metal Basis:** No metallurgical recoveries, smelter payabilities, treatment charges, or refining costs have been applied
- **Primary Disclosure:** Individual metal grades (Au and Ag) are the primary measure of the mineral resource. AuEq and AgEq are for **comparative purposes only** and **do not represent mineral reserves or economic viability**
  - **Cut-offs: 2026:** Heap leach — 0.027 - 0.055 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.206 AuEq g/t
  - / **2023:** Heap leach — 0.07 AuEq g/t and flotation mill + concentration treatment by pressure oxidation and cyanide leaching — 0.34 AuEq g/t

•**Rounding:** Totals may not sum exactly due to rounding

HYCROFT

Technical Report (PEA) Summary[1]

VALUE

$4.3 Billion
(after tax NPV_5)[2]

16.9% IRR

LEVERAGE

$10.0 Billion
(after tax NPV_5)[3]

30.1% IRR

MULTI-DECADE

51 year mine life with
295,000 oz avg. annual production **(AuEq)[4]**

UPSIDE

6.8 Million oz not included in mine plan
(inferred resource AuEq)

System remains open



1 Source: S-K 1300 Technical Report Summary (May 14, 2026)
2 Base case: $3,600/oz gold | $48.00/oz silver
3 Spot prices: $4,569 /oz gold | $77.98/oz silver
4 AuEq based on silver to gold ratio of$48.00 to $3,600

HYCROFT

Sensitivity Analysis


Post-Tax Leverage to Gold and Silver Metal Prices
US$ Billions
$60
$50
$40
$30
$20
$10
$-
$4.3
$15.8
$6.7
$22.6
$9.1
$29.6
$11.5
$36.5
$14.0
$43.5
$16.4
$50.5
$3600/$48
$4000/$60
$4500/$70
$5000/$80
$5500/$90
$6000/$100
Gold/Silver Price (oz)
NPV at 5%
NPV at 0%

For every **$100 increase** in gold price per ounce, NPV_5 increases by **~$300 million**

For every **$5 increase** in silver price per ounce, NPV_5 increases by ~**$460 million**

HYCROFT

Multi-Decade Mine with Scale

- Life-of-mine production:
  - 10.4 million oz gold
  - 347 million oz of silver
- First 10 years production of +330,000oz AuEq [1]
- Average annual production:
  - 204,000 oz of gold
  - 6.8 million oz of silver
  - 295,000 oz gold equivalent
- Initial Capital: $2.4 billion
- LOM Sustaining Capital: $3.1 billion
- Payback: 4.7 Years Post-Tax (base case)
  2.9 Years Post-Tax (spot prices)


Revenue US$ Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
--
-1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51
Year
Silver
Gold

(1) Silver is converted to AuEq using the ratio of $48.00/oz Ag to $3,600/oz Au

HYCROFT

Proven Process, Permits & Infrastructure

- Past producing mine with significant infrastructure and permitted for milling and heap leach operations
- Proven POX processing technology, as adopted by other Nevada and global gold producers
- Roasting processing option studies nearing completion


Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery
Merrill-Crowe Processing Facility


Union Pacific Railroad
Jungo Road
New Jungo Leachpad
North Merrill-Crowe
Bay
Brimstone Leachpad
Crushing Plant
Brimstone Merrill-Crowe
Ancillary Buildings
Brimstone
Central
Vortex
Camel
N
0
2500 ft
5000 ft
7500 ft
Current Property and Facilities Layout (2025)

HYCROFT

Optionality + Significant upside

World Class
Size – Scale – Upside – Jurisdiction – Infrastructure

Mining options
- Large open pit,
- High-grade UG, or
- Hybrid - UG high grade to complement open pit

Underground access
- Engineering analysis well underway for decline

Project design
- POX provides robust economics
- Roasting study nearing completion – could add third revenue stream from the sale of sulphuric acid (Cu, Li, critical minerals, fertilizer)

Exploration optionality
- Less than 15% of the land package has been explored
- New targets identified within the Plan of Operations



HYCROFT

Property Overview



Union Pacific Rail Line *(active)*
Jungo Road
(Nevada State Route 49)
Rosebud Mine

- Resource remains open in all directions and at depth
- Numerous targets within the land package

Legend	
Hycroft Claims	
Resource Area	
Claims not owned by Hycroft	
50/50 Owned with Hecla	

HYCROFT

Current Infrastructure


Lab
nshot
BY

- ❑ Onsite lab, admin, maintenance, truck shop, warehouse



- ❑ Crusher and conveyor belt circuit

Current Infrastructure


Site Overview
Clarifier & Zinc Cementation
Precipitate
Refinery
nshot

❑ Merrill-Crowe facility



❑ New leach pad
(permitted and available for ore loading)

High-grade Silver Systems



- **Brimstone Dimensions**
  - ~380 meters down dip
  - ~250 meters north to south
  - **Silver to Gold ratio: 3,000:1**

- **Vortex Dimensions**
  - ~1 kilometer east to west
  - ~500 meters down dip
  - **Silver to Gold ratio: 600:1**



HYCROFT

2025-2026 Drill Program

- ~26,000 meters of core drilling
- Two core drill rigs, 1 RC rig initially, adding 2 core rigs 2H2026 (5 rigs total)
- Target expansion of high-grade silver systems at Vortex and Brimstone





HYCROFT

High-Grade Trends

- New High-Grade Silver and Gold Mineralization Trends – Initial Resource Defined
- High-Grade Mineralization Remains Open Along Trends and at Depth
- Open Pit and Underground Optionality



Bay
Brimstone
Vortex
Camel

Visible Silver in Core - Brimstone

- HD24_6010 from Brimstone
  - 18.2 meters of 1,987.35 g/t Ag
- Large zones of visible silver
- 0.9m @ 10,289 g/t Ag
- 0.3m @ 20,280 g/t Ag




UNITED STATES OF AMERICA
LIBERTY
IN GOD WE TRUST
QUARTER DOLLAR



Brimstone Wireframes


Brimstone Wireframes (COG 68.5 g/t Ag) – Looking Northeast
Ag g/t
120
60
30
5
0
H24D-6018
H25D-6074
H24D-6010
H25D-6077
H25D-6069
150 meters
H25D-6075X
H25D-6075
Open

H25D-6069:

- 32.4m of 184.59 g/t Ag and 0.33 g/t Au
  incl 42m of 1,185 g/t Ag and 0.98 g/t Au

H25D-6077:

- 35.5m of 542.78 g/t Ag and 0.25 g/t Au
  incl 14.8m of 1,187 g/t Ag and 0.19 g/t Au
  Incl 0.4m of 21,833 g/t Ag and 0.07 g/t Au

H25D-6075:

- 11m of 358.15 g/t Ag and 0.09 g/t Au
  incl 5.8m of 662.0 g/t Ag and 0.12 g/t Au
  Incl 0.3m of 7,330 g/t Ag and 0.76 g/t Au

HYCROFT

Conceptual Underground Access


425m
275m
Brimstone
950m
Vortex
MAPTEK Vulcan

HYCROFT

Brimstone Drill Results



Looking Southeast
Brimstone Pit
H25D-6074
H25D-6077
H25D-6069
H25D-6075
H25D-6075X
Nicholes Fault
MD_AD Fault
Fluid path
Fluid path
Fluid path
"1km of Mineralization"
Stockwork Vein Zone Open at depth
Reported Intercepts
68.5 g/t Ag interpolant
Stockwork vein zone
0
230
Meters

H25D-6069:

- 32.4m of 184.59 g/t Ag and 0.33 g/t Au
  incl 42m of 1,185 g/t Ag and 0.98 g/t Au

H25D-6077:

- 35.5m of 542.78 g/t Ag and 0.25 g/t Au
  incl 14.8m of 1,187 g/t Ag and 0.19 g/t Au
  Incl 0.4m of 21,833 g/t Ag and 0.07 g/t Au

H25D-6075:

- 11m of 358.15 g/t Ag and 0.09 g/t Au
  incl 5.8m of 662.0 g/t Ag and 0.12 g/t Au
  Incl 0.3m of 7,330 g/t Ag and 0.76 g/t Au

HYCROFT

Vortex – High-Grade Gold & Silver



Looking Northeast
Brimstone Pit
Vortex
H25D-6068
H25D-6083
H25D-6072
H25D-6070
Break Fault
Albert Fault
Projected orientation of new mineralized structure
West Fault
Central Fault
WR Detach Fault
East Fault
Carbonate Fault
Fluid path
Fluid path
Fluid path
Mineralized Breccia Zone Open
Open
Open
"1km of Mineralization"
0
350
Meters
Reported Intercept
Previously reported Intercepts
68.5 g/t Ag interpolant
Mineralized Breccia Zone

H25D-6070:

- 30.8m of 438.58 g/t Ag and 0.41 g/t Au
  incl 6.1m of 739.58 g/t Ag and 0.21 g/t Au

H25D-6072:

- 26.4m of 565.31 g/t Ag and 0.46 g/t Au
  incl 6.9m of 802.96 g/t Ag and 0.62 g/t Au
  multiple intercepts 960 to 1,545 g/t Ag

H25D-6083:

- 53.4m of 304 g/t Ag and 1.33 g/t Au
  incl 7.0m of 1,241.97 g/t Ag and 6.59 g/t Au
  Incl 0.9m of 2,890.00 g/t Ag and 33.7 g/t Au

HYCROFT

Potential High-Grade Extensions


Bay
Brimstone
Camel
Vortex
High-grade
High-grade
Wildrose

- Extensive surface mapping
- Soils geochemistry
- Induced Polarity Geophysics
- High Resolution drone imaging of the high walls and high wall mapping
- All indicating additional strong mineralization trends to the east and northeast following newly identified structural trends

HYCROFT

Resource Benchmarking

* Not currently producing or a primary silver company

SILVER PRODUCERS (MOZ AGEQ.)


Fresnillo 5,445
*Hycroft 1,998
Coeur 1,883
Hecla 1,803
Hochschild 1,336
First Majestic 930
Silvercorp 877
Endeavour Silver 831
Fortuna 422
Americas Gold and Silver 375
Aya Gold & Silver 373
Santacruz 149
Andean Precious Metals 89
Median: 854 Moz AgEq.

SILVER DEVELOPERS (MOZ AGEQ.)


Hycroft 1,998
New Pacific 662
Highlander Silver 644
AbraSilver 331
Vizsla Silver 316
Silver Tiger 243
Contango 203
Silver Mines 193
Outcrop Silver 36
Median: 279 Moz AgEq.

GOLD DEVELOPERS (MOZ AUEQ.)


Seabridge 313.8
Hycroft 32.9
Novagold 22.5
i-80 18.2
STLLR 16.6
Falco 8.4
Perpetua 8.3
Liberty 7.2
NeXGold 6.0
Rupert 5.2
Osisko Dev. 4.9
Mayfair 4.5
Wallbridge 4.1
Cambria Gold(1) 3.3
Erdene 1.6
Revival 1.4
Median: 5.6 Moz AuEq.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of April 22, 2026, using spot prices

Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Contango is shown pro forma Dolly Varden. Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.
1. Cambria Gold following rebrand, formerly Ascot Resources

HYCROFT

Enterprise Value / Resource Benchmarking

* Not currently producing or a primary silver company

SILVER PRODUCERS (US$ / OZ AGEQ.)



Coeur $10
First Majestic $10
Andean Precious Metals $8
Aya Gold & Silver $7
Hecla $6
Fortuna $6
Americas Gold and Silver $6
Fresnillo $6
Santacruz $5
Endeavour Silver $3
Hochschild $3
Silvercorp $3
* Hycroft $2
Median: US$6 / oz AgEq.

SILVER DEVELOPERS (US$ / OZ AGEQ.)



AbraSilver $5
Vizsla Silver $3
Contango $3
Outcrop Silver $3
Hycroft $2
Highlander Silver $2
New Pacific $1
Silver Tiger $1
Silver Mines $1
Median: US$2 / oz AgEq.

GOLD DEVELOPERS (US$ / OZ AUEQ.)



Rupert $337
Perpetua $334
Snowline Gold $230
Fuerte Metals $191
Erdene $156
Osisko Dev. $153
Novagold $148
Revival $131
Liberty $91
Hycroft $88
Cambria Gold $84
I-80 $70
Mayfair $39
NeXGold $32
Wallbridge $18
Falco $17
Seabridge $11
STLLR $9
Median: US$91 / oz AuEq.

Source: Company filings, Factset
Note: As of May 25th, using spot prices.
Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of May 25, 2026, at spot prices

HYCROFT

Largest Silver Projects

Primary Silver Projects; Moz Ag M+I+I


696
591
558
347
299
299
253
215
212
197
180
Hycroft (Hycroft Mine)
Endeavour Silver (La Pitarrilla)
Discovery Silver (Cordero)
Sun Silver (Maverick Springs)
Silver Opportunity Partners (Sunshine)
Eloro Resources (Iska Iska)
New Pacific Metals (Carangas)
New Pacific Metals (Silver Sand)
AbraSilver (Diablillos)
Vizsla Silver (Panuco)
Silver Mines (Bowdens)

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of April 22, 2026

Note: Resources are shown inclusive of reserves.

HYCROFT

P/NAV

* Not currently producing or a primary silver company

SILVER PRODUCERS


First Majestic
2.12x
Fresnillo
1.66x
Hecla
1.64x
Coeur
1.10x
Endeavour Silver
1.08x
Americas Gold and Silver
0.90x
Santacruz
0.79x
Aya Gold & Silver
0.79x
Hochschild
0.77x
Silvercorp
0.75x
Fortuna
0.60x
Andean Precious Metals
0.59x
* Hycroft
0.28x
Median: 0.85x

SILVER DEVELOPERS


AbraSilver
1.20x
New Pacific
0.52x
Vizsla Silver
0.42x
Vizsla Silver
0.42x
Highlander Silver
0.42x
Contango
0.33x
Hycroft
0.28x
Silver Tiger
0.21x
Silver Mines
n.a.
Median: 0.42x

GOLD DEVELOPERS


Perpetua
0.73x
Rupert
0.60x
Fuerte Metals
0.48x
Snowline Gold
0.42x
Novagold
0.39x
Osisko Dev.
0.39x
Mayfair
0.38x
Liberty
0.35x
I-80
0.30x
Hycroft
0.28x
Seabridge
0.28x
Erdene
0.28x
NeXGold
0.18x
Cambria Gold
0.14x
Revival
0.13x
Wallbridge
0.10x
STLLR
0.10x
Falco
0.06x
Median: 0.30x

Source: Company filings, Factset
Note: As of May 25th
Note: Hycroft NAV based on after-tax NPV (5%) of $10.0bn at $4,596 Au and $77.94 Ag plus $229 mm cash (net), incorporating additional inferred in [illegible] ~US$989 mm
Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

HYCROFT

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of May 25, 2026

Total Resources Per Share

* Not currently producing or a primary silver company

SILVER PRODUCERS (OZ AGEQ. / SH.)


* Hycroft 20.3
Fresnillo 7.4
Silvercorp 3.4
Endeavour Silver 2.8
Hecla 2.7
Hochschild 2.6
Aya Gold & Silver 2.4
First Majestic 1.8
Coeur 1.8
Santacruz 1.6
Fortuna 1.3
Americas Gold and Silver 1.0
Andean Precious Metals 0.6
Median: 2.1 oz AgEq. / sh

SILVER DEVELOPERS (OZ AGEQ. / SH.)


Hycroft 20.3
Contango 5.9
New Pacific 3.5
Highlander Silver 3.0
AbraSilver 2.6
Vizsla Silver 0.8
Silver Tiger 0.4
Outcrop Silver 0.1
Silver Mines 0.1
Median: 1.7 oz AgEq. / sh

GOLD DEVELOPERS (OZ AUEQ. / 100 SH.)


Seabridge 50.0
Hycroft 34.1
STLLR 10.2
Mayfair 6.5
Perpetua 6.4
Snowline Gold 4.8
Novagold 4.7
Fuerte Metals 3.3
Falco 2.4
Erdene 2.4
Rupert 2.2
NeXGold 2.1
i-80 2.1
Osisko Dev. 1.3
Liberty 1.0
Cambria Gold 0.9
Revival 0.3
Wallbridge 0.2
Median: 2.4 oz AuEq. / 100 sh

Source: Company filings, Factset
Note: As of May 25th, using spot prices.
Note: Median excludes Hycroft.
Note: Resources are shown inclusive of reserves.
Note: Highlander Silver is shown pro forma Bear Creek. Coeur is shown pro forma New Gold.

Source: BMO Capital Markets - BENCHMARKING ANALYSIS – As of May 25, 2026 at spot prices

2026 Catalysts

New Resource Update	Complete PEA with Economics and Updated Resource	Assess Restart of Heap Leach Operation	Exploration Drill Program on 2 High-Grade Silver Systems	Maintain Safety and ESG Performance
Final Metallurgical Recoveries on POX		Engineering on decline for high-grade	3 drill rigs – increasing to 5	
✓ 1Q-26	✓ 2Q-26	H2-26	Ongoing	Ongoing

HYCROFT

Our Approach

Develop Untapped Potential

- Expand recent high-grade discoveries
- Evaluate new potential underground opportunity on two high-grade silver systems

Advance Towards Production

- Complete technical studies for sulfide milling operation
- Finalize Roaster vs POX trade-off studies
- Assess restart of heap leach operations

Uncover District Potential

- Current mineral resource comprises <15% of +64,000-acre land position & system remains open
- Ongoing exploration to identify new targets beyond the current resource

Operational Excellence

- Committed to outstanding safety performance
- Strong company culture focused on delivering value to stakeholders

HYCROFT

A World-Class Asset and Team

Tier 1 Jurisdiction
One of the world's largest gold and silver deposits in a Tier I Jurisdiction

High-Grade Silver
Two new high-grade silver discoveries represent a significant new value driver for the Hycroft Mine

Significant Upside
Significant upside potential – current mineral resource comprises <15% of the 64,000-acre land position & system remains open

Well-Advanced
Development well-advanced with significant infrastructure on site and permitting in place compared to peers

Production-oriented
Completing engineering work for next phase of commercial operations

Safety Record
Award-winning safety record: Hycroft has operated 1.5 million man-hours without a lost time incident

Cash Position
~$188 M unrestricted + $14 M restricted[1]

Proven Leadership
Executive leadership team with proven track record of successful project development

1. As of May 28, 2026

The Team

Mine Finders and Mine Builders

DIANE **GARRETT**
EXECUTIVE CHAIRMAN & CEO

Formerly with Romarco Minerals, US Global Investors

STAN **RIDEOUT**
EXECUTIVE VICE PRESIDENT & CFO

Formerly with Romarco Minerals, Phelps Dodge Corp.

ERIC **COLBY**
EXECUTIVE VICE PRESIDENT, CORPORATE DEVELOPMENT

Formerly with Magris Performance Materials, Newmont Mining

REBECCA **JENNINGS**
SVP & GENERAL COUNSEL

Formerly with Newmont Mining

DAVID **THOMAS**
SVP, CORPORATE AFFAIRS & SUSTAINABILITY

Formerly with Romarco Minerals, Oceana Gold Corp.

HALEY **MAYERS**
VP CAPITAL MARKETS

Formerly with OceanaGold, Blackrock UK, Franklin Advisors

ALEX **DAVIDSON**
VP EXPLORATION

Formerly with Nevada Gold Mines, Newmont Mining, Hecla

LILY **HE**
VP FINANCE & TREASURY

Formerly with OceanaGold, Romarco Minerals, Globe Star Mining

ANDREW **WALKER**
VP CONTROLLER

Formerly with KPMG

On-site Tam:
GM – Michael Bozarth
Director, Technical Services – Sean Stenson
Exploration Manager – Justin Davenport
Director - Process Operations– Olivier Pauni


HYCROFT

Capitalization & Ownership

Capital Structure

Share Price [1] – HYMC (NASDAQ)	$23.40
52-Week range [1]	$2.93 - $58.73
Shares Outstanding [2]	93.1 M
Fully Diluted [2 / 3]	102.8 M
Market Capitalization [1 / 2]	$2.18 B
Average Daily Volume [1]	2,606K
Unrestricted Cash [1]	$221 M
Debt [1]	$NIL

1. As of close on June 30, 2026
2. Includes issued and outstanding shares as of June 30, 2026
3. As of June 30, 2026 includes 3,680,824 shares underlying the March 2022 outstanding warrants, 4,161,417 shares underlying the June 2025 outstanding warrants, 1,719,930 unvested RSUs, 126,762 vested with deferred conversion RSUs

Ownership Summary

Eric Sprott*
BlackRock Investment Management LLC (UK)
Schroder Investment Management LTD.
Franklin Equity Group
Libra Advisors LLC
APAC Resources Limited
Regal Funds Management Pty, Ltd.
Helikon Investments Limited
Other Institutional + Insiders

~95%

2176423 Ontario Ltd.

HYCROFT

Board of Directors

DIANE **GARRETT**
EXECUTIVE CHAIRMAN & CEO

Formerly with Romarco Minerals, US Global Investors

THOMAS **WENG**
INDEPENDENT LEAD DIRECTOR

Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank

MICHAEL **HARRISON**
INDEPENDENT DIRECTOR

Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc.

DAVID **NACCARATI**
INDEPENDENT DIRECTOR

Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation

SEAN **GOODMAN**
INDEPENDENT DIRECTOR

CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley

Search under way for additional independent directors

HYCROFT

NASDAQ | HYMC

For more information

info@hycroftmining.com

HYCROFT | NASDAQ | HYMC

Appendix



hycroftmining.com

Production Profile

- Conventional open pit operation
- Throughput of 57,100 ton/d
- Low strip ratio of 1.55
- ROM will feed two processing facilities
  - Flotation mill followed by POX and leaching of concentrate
  - Heap leach for mineralization that is amenable to direct cyanide leaching
- Average gold recovery of 82.8%
- Average silver recover of 77.5%

LOM Production	Unit	Value
Total Mineralized Material Mined	kst	1,496,134
Total Waste Mined	kst	2,320,719
Average Strip Ratio	w:o	1.55
Life of Mine	years	51
Total Mill Feed Processed	kst	1,046,284
Average Mill Feed Grade (Au)	oz/st	0.012
Average Mill Feed Grade (Ag)	oz/st	0.43
Total Heap Leach Material Processed	kst	210,010
Average Heap Leach Feed Grade (Au)	oz/st	0.005
Average Heap Leach Feed Grade (Ag)	oz/st	0.12
Total Recovered Gold	koz	10,476
Total Recovered Silver	koz	349,208
Average Mill Feed Gold Recovery	%	82.8%
Average Mill Feed Silver Recovery	%	77.5%
Average Heap Leach Gold Recovery	%	40.0%
Average Heap Leach Silver Recovery	%	12.0%
Life of Mine Payable Gold Production	koz	10,424
Life of Mine Payable Silver Production	koz	347,462
Life of Mine Payable Gold Equivalent Production	koz	15,057

HYCROFT

2026 Mineral Resource Estimate

As of January 21, 2026, Metric Units at $3,100/ oz Au and $36/ oz Ag

Classification	Cutoff Grade $ Net of Refining / tonne	Approximate Cutoff, AuEq g/t	Ktonnes	Gold (g/t)	Silver (g/t)	Sulfide (%)	Contained Ounces Gold Oz x 1000	Contained Ounces Silver Oz x 1000
Heap Leach Resource								
Measured	$2.07 - $4.00	0.027 - 0.055	84,364	0.164	3.80	1.83	446	10,322
Indicated	$2.07 - $4.00	0.027 - 0.055	100,131	0.147	2.95	1.54	475	9,492
Meas + Ind	$2.07 - $4.00	0.027 - 0.055	184,495	0.155	3.34	1.67	921	19,814
Inferred	$2.07 - $4.00	0.027 - 0.055	99,808	0.164	3.15	1.41	528	10,122
Flotation Mill + Concentrate Treatment by Pressure Oxidation and Cyanide Leach								
Measured	$18.44	0.206	666,403	0.380	14.76	2.03	8,154	316,600
Indicated	$18.44	0.206	679,380	0.336	10.34	1.84	7,339	226,161
Meas + Ind	$18.44	0.206	1,345,783	0.358	12.53	1.93	15,493	542,761
Inferred	$18.44	0.206	416,991	0.336	9.14	1.76	4,505	122,725
Combined Mineral Resources, Leach Plus Mill								
Measured	$2.07 - $18.44	0.027 - 0.206	750,767	0.356	13.53	2.01	8,600	326,922
Indicated	$2.07 - $18.44	0.027 - 0.206	779,512	0.311	9.39	1.80	7,814	235,653
Meas + Ind	$2.07 - $18.44	0.027 - 0.206	1,530,279	0.333	11.42	1.90	16,414	562,575
Inferred	$2.07 - $18.44	0.027 - 0.206	516,799	0.303	7.99	1.69	5,033	132,847

Notes:

1. Mineral resources based on metal prices of $3,100/ oz Au and $36.00/ oz Ag
2. Cutoffs are Income - Refining Cost = NSR
3. Gold Equivalent for Heap Leach = Cyanide Gold + 0.0019 x Total Silver Assay
4. Gold Equivalent for Mill + Pressure Oxidation = Fire Gold + 0.0107 x Total Silver Assay
5. Numbers may not match exactly due to rounding
6. Mineral resources are contained within a computer-generated optimized pit
7. Total material in that pit is 4.92 billion tonnes
8. All units on this table are metric: Ktonnes means 1,000 tonnes. Au and Ag grades are in grams per tonne (g/t)
9. Mineral resources are not mineral reserves, and detailed economic considerations have not been applied
10. Modifying factors for mine and process design have not been applied

HYCROFT

Initial High-Grade Silver Resource

High-grade Silver Bearing Domains, Contained within the Mineral Resource at 68.57 g/t (2 oz/ton) Cutoff Grade, Metric Units

Classification	Cutoff Grade Silver g/t	Ktonnes	Gold g/t	Silver g/t	Sulfide %	Contained Ounces	
						Gold Oz x 1000	Silver Oz x 1000
Brimstone							
Measured	68.57	2,899	0.372	286.35	1.33	35	26,686
Indicated	68.57	299	0.332	106.62	1.87	3	1,025
Meas + Ind	68.57	3,198	0.368	269.54	1.38	38	27,711
Inferred	68.57	13	0.289	120.74	1.13	0	52
Vortex							
Measured	68.57	8,279	0.603	130.67	1.49	160	34,781
Indicated	68.57	6,660	0.469	129.48	1.24	100	27,726
Meas + Ind	68.57	14,940	0.543	130.14	1.38	261	62,507
Inferred	68.57	3,306	0.475	125.20	1.27	50	13,307
Brimstone + Vortex							
Measured	68.57	11,178	0.543	171.04	1.45	195	61,467
Indicated	68.57	6,959	0.463	128.49	1.26	104	28,750
Meas + Ind	68.57	18,137	0.512	154.71	1.38	299	90,218
Inferred	68.57	3,319	0.474	125.18	1.27	51	13,359



HYCROFT

Vortex Extends North, South & West


Vortex
Brimstone
Hole 6068
Hole 6072
Hole 6070
OPEN
West
OPEN
OPEN
OPEN
OPEN
OPEN
6070 & 6072
Extension of
mineralization
1.14 km

HYCROFT

Conceptual Underground Access



Drill Highlights - Vortex

Location	Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE			
					Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
	Vortex							
Vortex	**H24D-6001**	**383.2**	**507.5**	**124.4**	**102.59**	**0.95**	**184.40**	**2.14**
	Including	*451.7*	*452.0*	*0.3*	*4,170.00*	*0.03*	*4,172.58*	*48.46*
	Including	*498.2*	*507.0*	*8.9*	*475.56*	*0.31*	*502.25*	*5.83*
	Also Including	*498.2*	*498.8*	*0.7*	*1,700.00*	*0.42*	*1,736.17*	*20.16*
	Also Including	*504.6*	*506.0*	*1.4*	*1,538.78*	*0.34*	*1,568.06*	*18.21*
Vortex	**H24D-6002**	**357.3**	**458.2**	**100.9**	**100.65**	**0.38**	**133.37**	**1.55**
	Including	*440.4*	*445.0*	*4.6*	*1,066.47*	*1.59*	*1,203.39*	*13.97*
	Also Including	*441.9*	*442.4*	*0.5*	*3,310.00*	*5.90*	*3,818.06*	*44.34*
Vortex	**H24D-6005**	**254.4**	**476.9**	**222.4**	**32.38**	**0.45**	**71.13**	**0.83**
	Including	*385.2*	*386.9*	*1.7*	*1,155.27*	*0.94*	*1,236.21*	*14.36*
		537.4	**537.6**	**0.3**	**6,260.00**	**0.06**	**6,265.17**	**72.76**
Vortex	**H24D-6007**	**468.4**	**537.8**	**69.4**	**108.38**	**0.57**	**157.46**	**1.83**
	Including	*513.2*	*513.7*	*0.5*	*1,430.00*	*1.20*	*1,533.33*	*17.81*
	Including	*536.3*	*537.8*	*1.5*	*960.00*	*4.80*	*1,373.33*	*15.95*
Vortex	**H25D-6083**	**421.2**	**474.6**	**53.4**	**304.14**	**1.33**	**418.77**	**4.86**
	Including	*458.8*	*465.8*	*7.0*	*1,241.97*	*6.59*	*1,809.42*	*21.01*
	Also Including	*462.5*	*463.4*	*0.9*	*2,890.00*	*33.70*	*5,791.94*	*67.26*



Gold Equivalent and Silver Equivalent values based on metal prices of $3100/oz Au and $36.00/oz Ag.

Drill Highlights - Brimstone

Location	Hole ID	FROM *(meters)*	TO *(meters)*	INTERVAL *(meters)*	GRADE Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Brimstone	**H23R-5753**	**274.3**	**359.7**	**85.3**	**534.29**	**0.23**	**554.10**	**6.43**
	Including	*285.0*	*324.6*	*39.6*	*1,019.28*	*0.26*	*1,041.67*	*12.10*
	Also Including	*317.0*	*321.6*	*4.6*	*4,974.00*	*0.56*	*5,022.22*	*58.32*
Brimstone	**H23R-5771**	**144.8**	**297.7**	**152.9**	**142.61**	**0.32**	**170.17**	**1.98**
	Including	*216.0*	*273.8*	*57.7*	*357.15*	*0.29*	*382.12*	*4.44*
	Also Including	*256.0*	*260.2*	*4.2*	*3,806.78*	*0.58*	*3,856.72*	*44.79*
Brimstone	**H23C-5790**	**323.6**	**343.8**	**20.2**	**869.90**	**0.40**	**904.34**	**10.50**
	Including	*329.3*	*329.6*	*0.3*	*11,933.00*	*2.07*	*12,111.25*	*140.65*
	Including	*332.8*	*333.1*	*0.3*	*26,745.00*	*1.22*	*26,850.06*	*311.81*
Brimstone	**H24D-6003**	**351.4**	**440.0**	**88.5**	**34.70**	**0.23**	**54.51**	**0.63**
	Including	*386.7*	*386.8*	*0.2*	*1,835.00*	*0.12*	*1,845.33*	*21.43*
	Including	*397.7*	*397.9*	*0.2*	*8,410.00*	*0.62*	*8,463.39*	*98.28*
	Including	*418.8*	*421.1*	*2.3*	*130.87*	*0.08*	*137.76*	*1.60*



Gold Equivalent and Silver Equivalent values based on metal prices of $3100/oz Au and $36.00/oz Ag.

Drill Highlights - Brimstone

Location	Hole ID	FROM *(meters)*	TO *(meters)*	INTERVAL *(meters)*	GRADE Ag (g/t)	Au (g/t)	AgEQ(g/t)	AuEQ (g/t)
Brimstone	**H24D-6010**	**328.4**	**346.6**	**18.2**	**1,987.35**	**0.35**	**2,017.49**	**23.43**
	Including	*333.4*	*335.8*	*2.5*	*4,683.70*	*0.33*	*4,712.12*	*54.72*
	Also Including	*333.4*	*333.7*	*0.3*	*20,280.00*	*0.41*	*20,315.31*	*235.92*
	Including	*340.2*	*342.7*	*2.5*	*5,513.43*	*0.50*	*5,556.49*	*64.53*
	Also Including	*340.2*	*341.1*	*0.9*	*10,289.00*	*0.72*	*10,351.00*	*120.21*
	Also Including	*341.1*	*341.4*	*0.3*	*15,211.00*	*0.64*	*15,266.11*	*177.28*
Brimstone	**H24D-6012**	**37.3**	**37.8**	**0.4**	**4,540.00**	**0.49**	**4,582.19**	**53.21**
		65.8	**66.8**	**0.9**	**4,040.00**	**0.52**	**4,084.78**	**47.44**
Brimstone	**H24D-6018**	**306.6**	**327.9**	**21.2**	**2,359.68**	**0.38**	**2,392.40**	**27.78**
	Including	*317.4*	*324.7*	*7.3*	*6,278.23*	*0.59*	*6,329.04*	*73.50*
	Also Including	*317.4*	*317.6*	*0.2*	*80,017.00*	*1.62*	*80,156.50*	*930.85*
Brimstone	**H25D-6075**	**505.5**	**516.8**	**11.2**	**358.15**	**0.09**	**365.51**	**4.24**
	Also Including	*511.0*	*511.3*	*0.3*	*7,330.00*	*0.76*	*7,395.44*	*85.88*
Brimstone	**H25D-6077**	***313.0***	***348.6***	***35.5***	***542.78***	***0.25***	***564.64***	***6.56***
	Including	*326.8*	*341.6*	*14.8*	*1,187.29*	*0.19*	*1,203.61*	*13.98*
	Also Including	*340.2*	*340.6*	*0.4*	*21,833.00*	*0.07*	*21,839.03*	*253.61*


HYCROFT

Gold Equivalent and Silver Equivalent values based on metal prices of $3100/oz Au and $36.00/oz Ag.

Gold Mineralization






Bay
Brimstone
Vortex
Camel

Mineralization outside of the current resource


Bay
Vortex
Brimstone

Silver Mineralization






Bay
Brimstone
Vortex
Camel

Mineralization outside of the current resource


Bay
Vortex
Brimstone